UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21935

SPECIAL VALUE CONTINUATION PARTNERS, LP
(Exact Name of Registrant as Specified in Charter)

2951 28TH STREET, SUITE 1000
SANTA MONICA, CALIFORNIA 90405
(Address of Principal Executive Offices) (Zip Code)

ELIZABETH GREENWOOD, SECRETARY
SPECIAL VALUE CONTINUATION PARTNERS, LP
2951 28TH STREET, SUITE 1000
SANTA MONICA, CALIFORNIA 90405
(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (310) 566-1000

Copies to:
RICHARD T. PRINS, ESQ.
SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
FOUR TIMES SQUARE
NEW YORK, NEW YORK 10036

Date of fiscal year end: DECEMBER 31, 2007

Date of reporting period: DECEMBER 31, 2007

ITEM 1. REPORTS TO STOCKHOLDERS.

Annual Report

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)
December 31, 2007

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Annual Report

December 31, 2007

Contents

Portfolio Asset Allocation	2

Financial Statements

Report of Independent Registered Public Accounting Firm	3
Statement of Assets and Liabilities	4
Statement of Investments	5
Statement of Operations	10
Statements of Changes in Net Assets	11
Statement of Cash Flows	12
Notes to Financial Statements	13
Schedule of Changes in Investments in Affiliates	26

Supplemental Information (Unaudited)

Directors and Officers	27

Special Value Continuation Partners, LP (the “Partnership”) files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Partnership’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Partnership’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A free copy of the Partnership’s proxy voting guidelines and information regarding how the Partnership voted proxies relating to portfolio securities during the most recent twelve-month period may be obtained without charge on the SEC’s website at http://www.sec.gov, or by calling the Partnership’s advisor, Tennenbaum Capital Partners, LLC, at (310) 566-1000. Collect calls for this purpose are accepted.0212-0378483 3/8/2008 12:44 AM

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Portfolio Asset Allocation

December 31, 2007

Portfolio Holdings by Investment Type (% of Cash and Investments)

Portfolio Holdings by Industry (% of Cash and Investments)

Wired Telecommunications Carriers	20.0%
Motor Vehicle Parts Manufacturing	8.8%
Data Processing, Hosting and Related Services	8.4%
Nonferrous Metal (except Aluminum) Production and Processing	7.5%
Satellite Telecommunications	5.9%
Automotive Repair and Maintenance	5.6%
Other Amusement and Recreation Industries	5.4%
Other Information Services	4.2%
Communications Equipment Manufacturing	3.4%
Semiconductor and Other Electronic Component Manufacturing	2.8%
Glass and Glass Products Manufacturing	2.4%
Offices of Real Estate Agents and Brokers	2.1%
Plastics Product Manufacturing	2.0%
Depository Credit Intermediation	1.8%
Computer and Peripheral Equipment Manufacturing	1.2%
Electric Power Generation, Transmission and Distribution	1.0%
Scheduled Air Transportation	0.5%
Support Activities for Air Transportation	0.1%
Motor Vehicle Manufacturing	(0.2%)
Miscellaneous	2.1%
Cash and Cash Equivalents	15.0%

Total	100.0%

Report of Independent Registered Public Accounting Firm

To the Partners and Board of Directors of
Special Value Continuation Partners, LP

We have audited the accompanying statement of assets and liabilities of Special Value Continuation Partners, LP (a Delaware Limited Partnership) (the “Partnership”), including the statement of investments, as of December 31, 2007, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the periods indicated therein, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Partnership’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Special Value Continuation Partners, LP at December 31, 2007, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of for each of the periods indicated therein, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Los Angeles, California
February 26, 2008

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Statement of Assets and Liabilities

December 31, 2007

	Cost	Fair Value
Assets
Investments in securities of:
Unaffiliated issuers	$349,079,026	$327,058,993
Controlled companies	31,321,624	15,595,343
Other affiliates	214,883,082	295,755,869
Total investments	595,283,732	638,410,205

Cash and cash equivalents		112,598,038
Accrued interest income on securities of unaffiliated issuers		4,599,166
Accrued interest income on securities of controlled companies		11,003
Accrued interest income on securities of other affiliates		2,039,028
Deferred debt issuance costs		2,899,874
Receivable for investment securities sold		1,802,100
Prepaid expenses and other assets		65,156
Total assets		762,424,570

Liabilities
Credit facility payable		207,000,000
Payable for investment securities purchased		14,338,070
Unrealized loss on derivative instruments (Note 2)		6,434,715
Interest payable		2,010,612
Management and advisory fees payable		690,599
Payable to affiliate		68,459
Accrued expenses and other liabilities		290,489
Total liabilities		230,832,944

Preferred limited partnership interests
Series A preferred interests; $20,000/interest liquidation preference;
6,700 interests authorized, issued and outstanding		134,000,000
Accumulated distributions on Series A preferred interests		1,938,203
Total preferred limited partnership interests		135,938,203

Net assets applicable to common limited and general partners		$395,653,423

Composition of net assets applicable to common limited and general partners
Paid-in capital		$358,636,781
Accumulated net investment income		311,064
Accumulated net realized losses		(2,366)
Accumulated net unrealized appreciation		36,707,944
Net assets applicable to common limited and general partners		$395,653,423

See accompanying notes.

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Statement of Investments

December 31, 2007

Showing Percentage of Total Cash and Investments of the Partnership

			Percent of
	Principal	Fair	Cash and
Security	Amount	Value	Investments

Debt Securities (50.61%)
Bank Debt (40.03%) (1)
Automotive Repair and Maintenance (3.22%)
ESP Holdings Inc., 1st Lien Revolver, LIBOR + 4.5%, due 12/12/08
(Acquired 4/27/07, Amortized Cost $352,893) (2), (12)	$5,000,269	$372,898	0.05%
ESP Holdings Inc., 1st Lien Term Loan, LIBOR + 3.5%, due 12/12/08
(Acquired 4/25/07 and 4/27/07, Amortized Cost $6,479,598) (2), (12)	$6,413,128	6,370,372	0.85%
ESP Holdings Inc., 2nd Lien Term Loan, LIBOR + 7%, due 9/12/12
(Acquired 9/12/07, Amortized Cost $18,154,571) (2), (12)	$18,080,857	17,448,027	2.32%
Total Automotive Repair and Maintenance		24,191,297

Communications Equipment Manufacturing (3.38%)
Enterasys Network Distribution Ltd. 2nd Lien Term Loan, LIBOR+ 9.25%, due 2/22/11
(Acquired 3/9/07, Amortized Cost $1,088,826) - (Ireland)	$1,099,824	1,083,327	0.14%
Enterasys Networks, Inc. 2nd Lien Term Loan, LIBOR + 9%, due 2/22/11
(Acquired 3/9/07, Amortized Cost $4,774,082)	$4,822,306	4,749,971	0.63%
Mitel Networks Corporation, 1st Lien Term Loan, LIBOR + 3.25%, due 8/10/14
(Acquired 12/13/07, Amortized Cost $19,241,230)	$20,469,394	19,589,210	2.61%
Total Communications Equipment Manufacturing		25,422,508

Computer and Peripheral equipment Manufacturing (1.25%)
Palm, Inc., Tranche B Term Loan, LIBOR + 3.5%, due 4/24/14
(Acquired 5/24/07, Amortized Cost $10,290,783)	$11,434,203	9,376,047	1.25%

Data Processing, Hosting and Related Services (6.95%)
Anacomp, Inc., Promissory Note, LIBOR + 6.5% PIK, due 8/31/09
(Acquired 5/24/07, Amortized Cost $1,064,254) (2), (5), (10)	$1,064,254	1,064,254	0.14%
GXS Worldwide, Inc., 1st Lien Term Loan, LIBOR + 4%, due 3/31/13
(Acquired 10/12/07, Amortized Cost $9,124,494)	$9,310,708	9,171,048	1.22%
GXS Worldwide, Inc., 2nd Lien Term Loan, LIBOR + 7.5%, due 9/30/13
(Acquired 10/12/07, Amortized Cost $22,259,238)	$22,598,211	22,513,467	3.00%
Terremark Worldwide, Inc., 1st Lien Term Loan, LIBOR + 3.75%, due 7/31/12
(Acquired 8/1/07, Amortized Cost $5,717,101)	$5,702,773	5,624,833	0.75%
Terremark Worldwide, Inc., 2nd Lien Term Loan, LIBOR + 3.25% + 4.5% PIK, due 1/31/13
(Acquired 8/1/07, Amortized Cost $14,103,786)	$14,185,664	13,802,651	1.84%
Total Data Processing, Hosting and Related Services		52,176,253

Electric Power Generation, Transmission and Distribution (0.09%)
La Paloma Generating Company Residual Bank Debt
(Acquired 2/2/05, 3/18/05, and 5/6/05, Cost $2,044,613) (3)	$23,218,324	637,761	0.09%

Motor Vehicle Manufacturing (-0.2%)
General Motors Corporation, Revolver, LIBOR + 1.5%, due 7/20/11
(Acquired 9/27/07, 11/27/07, and 12/14/07 Amortized Cost $(1,327,100))	$15,000,000	(1,473,210)	-0.20%

Motor Vehicle Parts Manufacturing (2.73%)
EaglePicher Corporation, 1st Lien Tranche B Term Loan, LIBOR + 4.5%, due 12/31/12
(Acquired 12/31/07, Amortized Cost $13,000,000) (2), (13)	$13,000,000	13,373,750	1.78%
EaglePicher Corporation, 2nd Lien Term Loan, LIBOR + 7.5%, due 12/31/13
(Acquired 12/31/07, Amortized Cost $7,000,000) (2), (13)	$7,000,000	7,131,250	0.95%
Total Motor Vehicle Parts Manufacturing		20,505,000

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Statement of Investments (Continued)

December 31, 2007

Showing Percentage of Total Cash and Investments of the Partnership

			Percent of
	Principal	Fair	Cash and
Security	Amount	Value	Investments

Debt Securities (continued)
Offices of Real Estate Agents and Brokers (1.64%)
Realogy Corporation, Revolver, LIBOR + 2.25%, due 4/10/13
(Acquired 6/28/07, 7/9/07 and 7/13/07, Amortized Cost $(770,000))	$15,000,000	$(1,678,125)	-0.22%
Realogy Corporation, Delayed Draw Term Loan, LIBOR + 3%, due 10/10/13
(Acquired 12/31/07, Amortized Cost $8,483,737)	$8,977,500	7,880,252	1.05%
Realogy Corporation, Term Loan B, LIBOR + 3%, due 10/10/13
(Acquired 7/17/07, 7/18/07, 7/19/07, 8/15/07, 9/12/0, and 12/06/07 Amortized Cost $6,591,216)	$6,966,964	6,115,447	0.81%
Total Offices of Real Estate Agents and Brokers		12,317,574

Satellite Telecommunications (5.84%)
ProtoStar Limited, Senior Secured Notes, LIBOR + 9.5%, due 7/12/08
(Acquired 7/12/07, Amortized Cost $4,297,693)	$4,297,693	4,297,693	0.57%
WildBlue Communications, Inc. 1st Lien Delayed Draw Term Loan, LIBOR + 4% Cash
+ 2.5% PIK, due 12/31/09
(Acquired 9/29/06, Amortized Cost $20,380,624) (12)	$18,192,690	17,755,155	2.36%
WildBlue Communications, Inc. 2nd Lien Delayed Draw Term Loan, LIBOR + 5% Cash
+ 4.5% PIK, due 8/15/11
(Acquired 9/29/06, Amortized Cost $21,762,090) (12)	$22,352,226	21,877,241	2.91%
Total Satellite Telecommunications		43,930,089

Semiconductor and Other Electronic Component Manufacturing (2.80%)
Celerity, Inc., Senior Secured Notes, LIBOR +8.0%, due 12/23/08
(Acquired 12/23/04 and 2/2/06, Amortized Cost $25,087,417) (2)	$25,087,417	21,010,712	2.80%

Wired Telecommunications Carriers (12.33%)
Casema Mezzanine Term Loan, EURIBOR+4.5% Cash + 4.75% PIK, due 9/12/16
(Acquired 10/3/06, Amortized Cost $26,946,029) - (Netherlands) (9)	€21,077,304	30,767,163	4.10%
Global Crossing Limited Tranche B Term Loan, LIBOR +6.25%, due 5/9/12
(Acquired 6/4/07, Amortized Cost $8,552,409)	$8,552,409	8,466,885	1.13%
Integra Telecom, Inc., 2nd Lien Term Loan, LIBOR + 7%, due 2/28/14
(Acquired 9/05/07, Amortized Cost $3,360,000)	$3,500,000	3,570,000	0.48%
Integra Telecom, Inc., Term Loan, LIBOR + 10% PIK, due 8/31/14
(Acquired 9/05/07, Amortized Cost $4,154,477)	$4,154,477	4,299,883	0.57%
Interstate Fibernet, Inc., 1st Lien Term Loan, LIBOR + 4%, due 7/31/13
(Acquired 8/01/07, Amortized Cost $11,147,632) (2)	$11,462,861	11,629,072	1.55%
Interstate Fibernet, Inc., 2nd Lien Term Loan, LIBOR + 7.5%, due 7/31/14
(Acquired 7/31/07, Amortized Cost $12,281,636) (2)	$12,281,636	12,459,720	1.66%
NEF Telecom Company BV, 2nd Lien Tranche D Term Loan, EURIBOR + 5.5%, due 2/16/17
(Acquired 8/29/07, and 11/29/07 Amortized Cost $2,111,865) - (Bulgaria) (9)	€1,538,600	2,164,565	0.29%
NEF Telecom Company BV, Mezzanine Term Loan, EURIBOR + 10% PIK, due 8/16/17
(Acquired 8/29/07, Amortized Cost $17,808,896) - (Bulgaria) (9)	€12,941,605	19,117,825	2.55%
Total Wired Telecommunications Carriers		92,475,113

Total Bank Debt (Cost $303,473,721)		300,569,144

Other Corporate Debt Securities (10.58%)
Nonferrous Metal (except Aluminum) Production and Processing (1.67%)
International Wire Group, Senior Secured Subordinated Notes, 10%, due 10/15/11
(Acquired 10/20/04, Amortized Cost $13,326,993) (2), (5), (12)	$12,240,000	12,515,400	1.67%

Plastics Product Manufacturing (1.63%)
Pliant Corporation, Senior Secured 2nd Lien Notes, 11.125%, due 9/1/09	$14,756,000	12,210,590	1.63%

Office of Real Estate Agents and Brokers (0.41%)
Realogy Corporation, Senior Subordinated Notes, 12.375%, due 4/15/15	$4,915,000	3,111,637	0.41%

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Statement of Investments (Continued)

December 31, 2007

Showing Percentage of Total Cash and Investments of the Partnership

	Principal		Percent of
	Amount	Fair	Cash and
Security	or Shares	Value	Investments

Debt Securities (continued)
Other Amusement and Recreation Industries (5.40%)
Bally Total Fitness Holdings, Inc., Senior Subordinated Notes, 14% Cash or 15.625% PIK, due 10/1/13
(Acquired 10/01/07, Amortized Cost $45,155,457) (5), (14)	$44,090,666	$40,563,413	5.40%

Miscellaneous Securities (1.47%) (4)	$26,083,000	11,034,032	1.47%

Total Other Corporate Debt Securities (Cost $94,631,080)		79,435,072

Total Debt Securities (Cost $398,104,801)		380,004,216

Equity Securities (34.39%)
Automotive Repair and Maintenance (2.35%)
ESP Holdings, Inc., Common Stock
(Acquired 9/12/07 Cost $9,311,782) (2),(3), (5), (6), (12)	88,670	8,389,319	1.12%
ESP Holdings, Inc., 15% PIK, Preferred Stock
(Acquired 9/12/07 Cost $9,829,103) (2), (3), (5), (6), (12)	88,670	9,269,965	1.23%
Total Automotive Repair and Maintenance		17,659,284

Data Processing, Hosting and Related Services (1.46%)
Anacomp, Inc., Common Stock
(Acquired during 2002, 2003, 2005, and 2006, Cost $26,711,048) (2), (3), (5), (10)	1,253,969	10,984,768	1.46%

Depository Credit Intermediation (1.77%)
Doral Holdings, Limited Partner Interest (3), (5)
(Acquired 7/12/07, Cost $11,138,132)	11,138,132	13,317,624	1.77%

Electric Power Generation, Transmission and Distribution (0.91%)
Mach Gen, LLC, Common Units
(Acquired 2/21/07, Cost $1,088,952) (3), (5)	6,076	5,886,429	0.78%
Mach Gen, LLC, Warrants to purchase Warrant Units
(Acquired 2/21/07, Cost $387,063) (3), (5)	2,098	944,100	0.13%
Total Electric Power Generation, Transmission and Distribution		6,830,529

Glass and Glass Products Manufacturing (2.45%)
Owens Corning, Inc., Common Stock (3)	910,755	18,415,466	2.45%

Motor Vehicle Parts Manufacturing (6.12%)
EaglePicher Holdings, Inc., Common Stock
(Acquired 3/9/05, Cost $24,285,461) (2), (3), (5), (6), (7), (12)	1,312,720	45,968,173	6.12%

Nonferrous Metal (except Aluminum) Production and Processing (5.86%)
International Wire Group, Inc., Common Stock
(Acquired 10/20/04, Cost $29,012,690) (2), (3), (5), (6), (15)	1,979,441	44,042,562	5.86%

Other Amusement and Recreation Industries (0.00%)
Bally Total Fitness Holdings, Inc., Common Stock
(Acquired 8/24/05 and 4/3/06, Cost $661,361) (3), (5), (8), (15)	293,938	35,272	0.00%

Other Information Services (4.16%)
Information Resources, Inc., Series A Restricted Preferred Stock
(Acquired 11/10/04, Cost $1) (2), (5), (6)	8,334,074	16,022,257	2.13%
Information Resources, Inc., Series A Preferred Stock
(Acquired 11/10/04, Cost $1) (2), (5), (6)	7,921,579	15,229,236	2.03%
Total Other Information Services		31,251,493

Plastics Product Manufacturing (0.34%)
Pliant Corporation, Common Stock
(Acquired 7/18/06, Cost $177) (3), (5), (17)	422	422	0.00%
Pliant Corporation, 13%, PIK Preferred Stock	5,570,318	2,517,227	0.34%
Total Plastics Product Manufacturing		2,517,649

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Statement of Investments (Continued)

December 31, 2007

Showing Percentage of Total Cash and Investments of the Partnership

	Principal		Percent of
	Amount	Fair	Cash and
Security	or Shares	Value	Investments

Equity Securities (continued)
Satellite Telecommunications (0.07%)
WildBlue Communications, Inc. Non-Voting Warrants
(Acquired 10/23/06, Cost $673,094) (3), (5), (12)	1,573,826	$535,101	0.07%

Semiconductor and Other Electronic Component Manufacturing (0.01%)
Celerity Holding Company, Inc., Common Stock
(Acquired 12/23/04, 9/8/05 and 2/1/06, Cost $12,135,924) (2), (3), (5), (6)	2,427,185	72,816	0.01%
Kinetics Holdings, LLC Units
(Acquired 1/7/05, Cost $2,587,349) (3), (5)	3,384,000	1	0.00%
Total Semiconductor and Other Electronic Component Manufacturing		72,817

Support Activities for Air Transportation (0.06%)
Pemco Aviation Group, Inc. Common Stock
(Acquired 3/12/02, 3/13/02 and 12/11/02, Cost $3,550,121) (3), (5)	164,636	465,920	0.06%

Scheduled Air Transportation (0.47%)
SVC Partners Corp. 2, Common Stock
(Acquired 5/15/07, Cost $3,546,322) (2), (5), (10)	100	3,546,321	0.47%

Wired Telecommunications Carriers (7.73%)
Interstate Fibernet, Inc., Common Stock
(Acquired 7/31/07 Cost $23,477,380) (2), (3), (5), (6), (16)	10,890,068	54,450,340	7.25%
NEF Kamchia Co-Investment Fund, LP Interest
(Acquired 7/31/07, Cost $3,367,227) (3), (5), (9)	2,455,500	3,582,575	0.48%
Total Wired Telecommunications Carriers		58,032,915

Miscellaneous Securities (0.63%) (4)	319,601	4,730,095	0.63%

Total Equity Securities (Cost $197,178,931)		258,405,989

Total Investment in Securities (Cost $595,283,732)		638,410,205

Cash and Cash Equivalents (15.0%)
Citigroup Commercial Paper, 5%, due 1/08/08	$30,000,000	29,970,833	3.99%
IXIS (Versailles) Commercial Paper, 6.15%, due 1/17/08	$8,800,000	8,775,116	1.17%
IXIS (Versailles) Commercial Paper, 6.15%, due 1/17/08	$16,200,000	16,154,191	2.15%
UBS Finance Commercial Paper, 4.23%, due 1/4/08	$22,000,000	21,992,245	2.93%
Cash Held on Account at Various Institutions	$35,705,653	35,705,653	4.76%
Total Cash and Cash Equivalents (11)		112,598,038

Total Cash and Investments in Securities		$751,008,243	100.00%

Notes to Statement of Investments:

(1)
Investments in bank debt generally are bought and sold among institutional investors in transactions not subject to registration under the Securities Act of 1933. Such transactions are generally subject to contractual restrictions, such as approval of the agent or borrower.

(2)	Affiliated issuers - as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of these issuers).

(3)	Non-income producing security.

(4)	Miscellaneous Securities is comprised of certain unrestricted security positions that have not previously been publicly disclosed.

(5)	Restricted security.

(6)	Investment is not a controlling position.

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Statement of Investments (Continued)

December 31, 2007

Notes to Statement of Investments (continued):

(7)	The Partnership's advisor may demand registration at any time more than 180 days following the first initial public offering of common equity by the issuer.
(8)
Registration of this issue of restricted stock may be forced by a majority of the eligible holders of the issue by written notice to the issuer once the issuer becomes eligible to use a short form registration statement on Form S-3.

(9)	Principal amount denominated in euros. Amortized cost and fair value converted from Euros to US dollars.
(10)	Issuer is a controlled company.

(11)	Cash and cash equivalents includes $16,154,191 segregated for certain unfunded commitments.

(12)	Priced by an independent third party pricing service.

(13)	Priced by one or more independent third party appraisers.

(14)	Priced using quotes from one or more independent third party broker-dealers.

(15)	Priced using the closing price per Pink Sheets.

(16)	Priced using the closing price per OTC Bulletin Board.

(17)
The Partnership may demand registration of the shares as part of a majority (by interest) of the holders of the registrable shares of the issuer, or in connection with an initial public offering by the issuer.

Aggregate purchases and aggregate sales of investment securities, other than Government securities, totaled $444,926,414 and $467,261,652, respectively. Aggregate purchases includes securities received as payment in-kind. Aggregate sales includes principal paydowns on debt securities.

The total value of restricted securities as of December 31, 2007 was $586,391,158, or 78.08% of total cash and investments of the Partnership.

See accompanying notes.

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Statement of Operations

Year Ended December 31, 2007

Investment income
Interest income from investments in:
Unaffiliated issuers	$38,950,961
Controlled companies	75,257
Other affiliates	20,631,730
Dividend income from:
Unaffiliated issuers	16,896
Controlled companies	14,145,962
Other affiliates	648,323
Accretion of market discount	12,631,631
Accretion of original issue discount	1,006,139
Other income - unaffiliated issuers	1,940,922
Other income - affiliates	17,460
Total interest and related investment income	90,065,281

Operating expenses
Interest expense	9,383,408
Management and advisory fees	8,287,188
Legal fees, professional fees and due diligence expenses	583,813
Amortization of deferred debt issuance costs	476,446
Commitment fees	210,647
Custody fees	167,149
Director fees	115,899
Insurance expense	100,139
Other operating expenses	420,635
Total expenses	19,745,324

Net investment income	70,319,957

Net realized and unrealized gain (loss) on investments and foreign currency
Net realized gain from:
Investments in securities of unaffiliated issuers	6,618,030
Investments in securities of affiliated issuers	30,522,543
Foreign currency transactions	58,689
Net realized gains	37,199,262

Net change in net unrealized appreciation on:
Investments	(49,257,134)
Foreign currency	20,961
Net change in unrealized appreciation	(49,236,173)
Net realized and unrealized loss	(12,036,911)

Distributions to preferred limited partners	(8,364,133)
Net change in accumulated distributions to preferred limited partners	148,999

Net increase in net assets applicable to common limited and general
partners resulting from operations	$50,067,912

See accompanying notes.

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Statements of Changes in Net Assets

	Year Ended December 31, 2007
		Common
		Limited	General
	Total	Partner	Partner
Net assets applicable to common limited and general partners
beginning of year	$447,785,511	$434,209,178	$13,576,333

Net investment income	70,319,957	56,255,965	14,063,992
Net realized gain on investments and foreign currency	37,199,262	29,759,410	7,439,852
Net change in unrealized appreciation on investments and foreign currency	(49,236,173)	(39,388,938)	(9,847,235)
Distributions to preferred limited partners from net investment income	(8,364,133)	(6,691,306)	(1,672,827)
Net change in accumultaed distributions to preferred limited partners	148,999	119,199	29,800
Net increase in net assets applicable to common limited and
general partners resulting from operations	50,067,912	40,054,330	10,013,582

Distributions to common limited and general partners from:
Net investment income	(62,288,344)	(49,830,676)	(12,457,668)
Net realized gains	(37,201,628)	(29,761,302)	(7,440,326)
Returns of capital	(2,710,028)	(2,168,022)	(542,006)
Total distributions to common limited and general partners	(102,200,000)	(81,760,000)	(20,440,000)

Net assets applicable to common limited and general partners, end of year (including accumulated net investment income of $311,064,
$248,851, and $62,213, respectively)	$395,653,423	$392,503,508	$3,149,915

	July 31, 2006 (Inception) to December 31, 2006
		Common
		Limited	General
	Total	Partner	Partner
Net assets applicable to common limited and general partners
beginning of period	$-	$-	$-

Capital contributions (including contributed securities with unrealized gains of $67,371,951, $57,608,968 and
$9,762,983, respectively)	428,718,760	418,955,777	9,762,983

Net investment income	20,283,109	16,226,487	4,056,622
Net realized gain on investments and foreign currency	7,516,463	6,013,170	1,503,293
Net change in unrealized appreciation on investments and foreign currency	18,572,166	14,857,733	3,714,433
Distributions to preferred limited partners from:
Net investment income	(995,197)	(796,158)	(199,039)
Net realized gain on investments	(422,588)	(338,070)	(84,518)
Net change in reserve for distributions to preferred limited partners	(2,087,202)	(1,669,762)	(417,440)
Net increase in net assets applicable to common limited and
general partners resulting from operations	42,866,751	34,293,400	8,573,351

Distributions to common limited and general partners from:
Net investment income	(16,706,126)	(13,364,900)	(3,341,226)
Net realized gains	(7,093,874)	(5,675,100)	(1,418,774)
Total distributions to common limited and general partners	(23,800,000)	(19,040,000)	(4,760,000)

Net assets applicable to common limited and general partners, end of period (including accumulated net investment income
of $2,581,787, $2,065,428, and $516,358, respectively)	$447,785,511	$434,209,177	$13,576,334

See accompanying notes.

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Statement of Cash Flows

Year Ended December 31, 2007

Operating activities
Net increase in net assets applicable to common limited and general partners
resulting from operations	$50,067,912
Adjustments to reconcile net increase in net assets applicable to common limited and general partners resulting from operations to net cash provided by operating activities:
Net realized gain on investments and foreign currency	(37,199,262)
Net change in unrealized appreciation on investments and foreign currency	49,236,173
Distributions paid to preferred limited partners	8,364,133
Increase in accumulated distributions to preferred limited partners	(148,999)
Accretion of original issue discount	(1,006,139)
Accretion of market discount	(12,631,631)
Income from paid in-kind capitalization	(11,652,039)
Amortization of deferred debt issuance costs	476,446
Changes in assets and liabilities:
Purchases of investment securities	(432,268,238)
Proceeds from sales, maturities and paydowns of investment securities	467,261,652
Decrease in receivable for investment securities sold	7,197,075
Decrease in accrued interest income on securities of unaffiliated issuers	933,919
Increase in accrued interest income on securities of controlled companies	(11,003)
Decrease in accrued interest income on securities of other affiliates	2,048,605
Decrease in prepaid expenses and other assets	308,616
Increase in payable for investment securities purchased	14,338,070
Decrease in interest payable	(635,006)
Decrease in director fees payable	(39,250)
Increase in payable to affiliate	68,459
Increase in accrued expenses and other liabilities	61,215
Net cash provided by operating activities	104,770,708

Financing activities
Proceeds from draws on credit facility	483,000,000
Principal repayments on credit facility	(542,000,000)
Distributions paid to preferred limited partners	(8,364,133)
Distributions paid to common limited and general partners	(120,200,000)
Net cash used in financing activities	(187,564,133)

Net decrease in cash and cash equivalents	(82,793,425)
Cash and cash equivalents at beginning of year	195,391,463
Cash and cash equivalents at end of year	$112,598,038

Supplemental cash flow information:
Interest payments	$9,594,055

See accompanying notes.

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Notes to Financial Statements

December 31, 2007

1. Organization and Nature of Operations

Special Value Continuation Partners, LP (the “Partnership”), a Delaware limited partnership, is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940 (the “1940 Act”). The Partnership has elected to be treated as a partnership for U.S. federal income tax purposes.

The Certificate of Limited Partnership of the Partnership was filed with the Delaware Secretary of State on July 17, 2006. Investment operations commenced and initial funding was received on July 31, 2006. The Partnership was formed to acquire a portfolio of investments consisting primarily of bank loans, distressed debt, stressed high yield debt, mezzanine investments and public equities. The stated objective of the Partnership is to achieve high total returns while minimizing losses.

On July 31, 2006, Special Value Bond Fund II, LLC and Special Value Absolute Return Fund, LLC (the “Predecessor Funds” or “SVBFII” and “SVAR”, respectively) contributed 76.5% and 92.7%, respectively, of their assets totaling $428,718,759 to the Partnership in exchange for 100% of the common limited partnership interests and general partnership interests in a non-taxable transaction. SVBFII contributed assets consisting of investment securities of $176,190,903 (including unrealized appreciation of $12,780,545), cash of $32,633,751 and liabilities over other assets of $115,220,209. SVAR contributed assets consisting of investment securities of $481,763,854 (including unrealized appreciation of $54,591,406), cash of $27,718,761 and other liabilities over other assets of $174,368,301. SVBFII and SVAR then contributed their common limited partnership interests in the Partnership to Special Value Continuation Fund, LLC (“SVCF” or the “Common Limited Partner”) in exchange for 100% of SVCF’s common shares, which SVBFII and SVAR then distributed to their respective members who chose to participate in SVCF. Subsequent to such events, the Partnership and SCVF issued preferred interests, which caused them to be required to register as investment companies.

The General Partner of the Partnership is SVOF/MM, LLC (“SVOF/MM”). The managing member of SVOF/MM is Tennenbaum Capital Partners, LLC (“TCP”), which serves as the Investment Manager of the Partnership. Babson Capital Management LLC serves as Co-Manager. Substantially all of the equity interests of the General Partner are owned directly or indirectly by TCP, Babson Capital Management LLC and employees of TCP. The Partnership, TCP, SVOF/MM and their members and affiliates may be considered related parties.

Partnership management consists of the General Partner and the Board of Directors. The General Partner directs and executes the day-to-day operations of the Partnership, subject to oversight from the Board of Directors, which performs certain functions required by the 1940 Act. The Board of Directors has delegated investment management of the

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Notes to Financial Statements (Continued)

December 31, 2007

1. Organization and Nature of Operations (continued)

Partnership’s assets to the Investment Manager and the Co-Manager. The Board of Directors consists of three persons, two of whom are independent. The holders of the preferred limited interests voting separately as a class will be entitled to elect two of the Partnership’s Directors. The remaining directors of the Partnership will be subject to election by holders of common limited interests and preferred limited interests voting together as a single class.

Partnership Structure

Total initial capitalization of the Partnership is approximately $828.8 million, consisting of approximately $419.0 million of common limited partnership interests (the “Common Interests”) held by SVCF, an approximately $9.8 million initial general partnership interest (the “GP Interest”) held by SVOF/MM, $134 million of preferred limited partnership interests (the “Preferred Interests”) and $266 million under a senior secured revolving credit facility (the “Senior Facility”). The Common Interests, GP Interest, Preferred Interests and the amount drawn under the Senior Facility are used to purchase Partnership investments and to pay certain fees and expenses of the Partnership. Most of these investments are included in the collateral for the Senior Facility.

The Partnership will liquidate and distribute its assets and will be dissolved on June 30, 2016, subject to up to two one-year extensions if requested by the General Partner and approved by SVCF as the holder of the Common Interests. However, the Partnership Agreement will prohibit liquidation of the Partnership prior to June 30, 2016 if the Preferred Interests are not redeemed in full prior to such liquidation.

Preferred Limited Partnership Interests

At December 31, 2007, the Partnership had 6,700 Series A Preferred Interests issued and outstanding with a liquidation preference of $20,000 per Preferred Interest. The Preferred Interests are redeemable at the option of the Partnership, subject to certain limitations. Additionally, under certain conditions, the Partnership may be required to either redeem certain of the Preferred Interests or repay indebtedness, at the Partnership’s option. Such conditions would include a failure by the Partnership to maintain adequate collateral as required by its credit facility agreement or by the Statement of Preferences of the Preferred Interests, or a failure by the Partnership to maintain sufficient asset coverage as required by the 1940 Act. As of December 31, 2007, the Partnership was in full compliance with such requirements.

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Notes to Financial Statements (Continued)

December 31, 2007

1. Organization and Nature of Operations (continued)

The Preferred Interests accrue dividends at an annual rate equal to LIBOR plus 0.75%, or in the case of any holders of Preferred Interests that are CP Conduits, the higher of (ii) LIBOR plus 0.75% or (ii) the CP Conduit’s cost of funds rate plus 0.75%, subject to certain limitations and adjustments.

2. Summary of Significant Accounting Policies

Basis of Presentation

The accompanying financial statements of the Partnership have been prepared in accordance with accounting principles generally accepted in the United States (“GAAP”). In the opinion of the Investment Manager and the General Partner, the financial results of the Partnership included herein contain all adjustments necessary to present fairly the financial position of the Partnership as of December 31, 2007, the results of its operations and its cash flows for the year then ended and the changes in net assets for the year then ended and for the period from July 31, 2006 (inception) to December 31, 2006. The following is a summary of the significant accounting policies of the Partnership.

Investment Valuation

Management values investments held by the Partnership at fair value based upon the principles and methods of valuation set forth in policies adopted by the Partnership’s Board of Directors and in conformity with procedures set forth in the Senior Facility and Statement of Preferences for the Preferred Interests. Investments listed on a recognized exchange or market quotation system, whether U.S. or foreign, are valued for financial reporting purposes as of the last business day of the reporting period using the closing price on the date of valuation.

Liquid investments not listed on a recognized exchange or market quotation system are valued by an approved nationally recognized security pricing service or by using either the average of the bid prices on the date of valuation, as supplied by three approved broker-dealers, or the lower of two quotes from approved broker-dealers. At December 31, 2007, all but 1.14% of the investments of the Partnership were valued based on prices from a recognized exchange or market quotation system, nationally recognized third-party pricing service, or an approved third-party appraisal.

Investments not listed on a recognized exchange or market quotation system nor priced by an approved source (“Unquoted Investments”) are valued as follows for purposes of inclusion as permitted collateral in the borrowing base of the Senior Facility:

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Notes to Financial Statements (Continued)

December 31, 2007

2. Summary of Significant Accounting Policies (continued)

a)
for semi-liquid investment positions with a value $15 million or greater but less than $30 million, the most recent quote provided by an approved investment banking firm or an approved third-party appraisal;

b)	for semi-liquid investment positions with a value greater than $30 million, the most recent valuation provided by an approved third-party appraisal; and

c)	for illiquid investment positions with a value of $15 million or greater, the most recent valuation provided by an approved third-party appraisal.

However, notwithstanding items (a) through (c), above, the Investment Manager may determine the market value of Unquoted Investments without obtaining a third-party quote or appraisal, up to an aggregate of 5% of the total capitalization of the Partnership.

Investments for which market quotations are not readily available or are determined to be unreliable are valued at fair value under guidelines adopted by the Board of Directors and subject to their approval. Fair value is generally defined as the amount that an investment could be sold for in an orderly disposition over a reasonable time. Generally, to increase objectivity in valuing the Partnership’s assets, the Investment Manager will utilize external measures of value, such as public markets or third-party transactions, whenever possible.

The Investment Manager’s valuation is not based on long-term work-out value, immediate liquidation value, nor incremental value for potential changes that may take place in the future. The values assigned to investments that are valued by the Investment Manager are based on available information and do not necessarily represent amounts that might ultimately be realized, as these amounts depend on future circumstances and cannot reasonably be determined until the individual investments are actually liquidated. The Investment Manager generally uses three methods to fair value securities:

(i) Cost Method. The cost method is based on the original cost of the securities to the Partnership. This method is generally used in the early stages of a portfolio company’s development until significant positive or negative events occur subsequent to the date of the original investment by the Partnership in such company that dictate a change to another valuation method.

(ii) Private Market Method. The private market method uses actual, executed, historical transactions in a portfolio company’s securities by responsible third parties as a basis for valuation. In connection with utilizing the private market method, the Investment

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Notes to Financial Statements (Continued)

December 31, 2007

2. Summary of Significant Accounting Policies (continued)

Manager may also use, where applicable, unconditional firm offers by responsible third parties as a basis for valuation.

(iii) Analytic Method. The analytical method is generally used by the Investment Manager to value an investment position when there is no established public or private market in the portfolio company’s securities or when the factual information available to the Investment Manager dictates that an investment should no longer be valued under either the cost or private market method. This valuation method is based on the judgment of the Investment Manager, using data available for the applicable portfolio securities.

Because of the inherent uncertainty of valuations, these estimated values may differ significantly from the values that would have been used had a ready market for such investments existed, and the differences could be material

Investment Transactions

The Partnership records investment transactions on the trade date, except for private transactions that have conditions to closing, which are recorded on the closing date. The cost of investments purchased is based upon the purchase price plus those professional fees which are specifically identifiable to the investment transaction. Realized gains and losses on investments are recorded based on the specific identification method, which typically allocates the highest cost inventory to the basis of securities sold.

Cash and Cash Equivalents

Cash consists of amounts held in accounts with brokerage firms and the custodian bank. Cash equivalents consist of highly liquid investments with an original maturity of three months or less. For purposes of reporting cash flows, cash consists of the cash held with brokerage firms and the custodian bank, and cash equivalents maturing within 90 days.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Partnership’s policy that its custodian take possession of the underlying collateral securities, the fair value of which is required to exceed the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Partnership may be delayed or limited.

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Notes to Financial Statements (Continued)

December 31, 2007

2. Summary of Significant Accounting Policies (continued)

Investments in Restricted Securities

The Partnership may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold to institutional investors in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and additional expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Statement of Investments. Restricted securities, including any restricted investments in affiliates, are valued in accordance with the investment valuation policies discussed above.

Investments in Foreign Securities

The Partnership may invest in securities traded in foreign countries and denominated in foreign currencies. At December 31, 2007, the Partnership held foreign currency denominated investments with an aggregate market value of approximately 7.41% of the Partnership’s total cash and investments.  Such positions were converted at the closing rate in effect at December 31, 2007 and reported in U.S. dollars. Purchases and sales of investment securities and income and expense items denominated in foreign currencies, when they occur, are translated into U.S. dollars on the respective dates of such transactions.

As such, foreign security positions and transactions are susceptible to foreign currency as well as overall market risk. Accordingly, potential unrealized gains and losses from foreign security transactions may be affected by fluctuations in foreign exchange rates. Such fluctuations are included in the net realized and unrealized gain or loss from cash and investments. Net unrealized foreign currency gains of $5,223,975 were included in net unrealized gains on investments at December 31, 2007.

Securities of foreign companies and foreign governments may involve special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include, among other things, revaluation of currencies, less reliable information about issuers, different securities transactions clearance and settlement practices, and potential future adverse political and economic developments. Moreover, securities of some foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Notes to Financial Statements (Continued)

December 31, 2007

2. Summary of Significant Accounting Policies (continued)

Derivatives

In order to mitigate the currency exchange and interest rate risks associated with the foreign currency denominated investment, the Partnership has entered into several interest rate swaps and currency forward transactions.

The Partnership recognizes all derivatives as either assets or liabilities in the statement of assets and liabilities. The transactions entered into are accounted for using the mark-to-market method with the resulting change in fair value recognized in earnings for the current period.

As of December 31, 2007, the following derivatives were outstanding:

Derivatives	Notional Amount	Fair Value	Percent of Cash and Investments
Cross Currency Basis Swaps
Pay euros, receive US dollars, expiring September 13, 2016	$25,955,658	$(4,163,072)	(0.56)%
Pay euros, receive US dollars, expiring May 19, 2015	18,122,832	(1,449,184)	(0.19)%
Other	916,622	(508,997)	(0.07)%
Total Cross Currency Basis Swaps	44,995,112	(6,121,253)	(0.82)%

Currency Forward
Sell euros, buy US dollars, expiring September 15, 2009	1,241,269	(151,397)	(0.02)%
Sell euros, buy US dollars, expiring February 1, 2010	1,733,277	(162,065)	(0.02)%
Total Currency Forwards	2,974,546	(313,462)	(0.04)%

Total Derivatives	$47,969,658	$(6,434,715)	(0.86)%

Debt Issuance Costs

Costs of $3,525,927 were incurred in connection with placing the Partnership’s Senior Facility. These costs are being deferred and are amortized on a straight-line basis over eight years, the estimated life of the Senior Facility. The impact of utilizing the straight-line amortization method versus the effective-interest method is not expected to be material to the Partnership’s operations.

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Notes to Financial Statements (Continued)

December 31, 2007

2. Summary of Significant Accounting Policies (continued)

Organization Costs

Organization costs of $0.3 million were incurred in connection with the formation of the Partnership and expensed to operations at the inception of the Partnership in 2006.

Purchase Discounts

The majority of the Partnership’s high yield and distressed debt securities are purchased at a considerable discount to par as a result of the underlying credit risks and financial results of the issuer and due to general market factors that influence the financial markets as a whole. GAAP requires that discounts on corporate (investment grade) bonds, municipal bonds and treasury bonds be amortized using the effective-interest or constant-yield method. The process of accreting the purchase discount of a debt security to par over the holding period results in accounting entries that increase the cost basis of the investment and record a noncash income accrual to the statement of operations. The Partnership considers it prudent to follow GAAP guidance that requires the Investment Manager to consider the collectibility of interest when making accruals. AICPA Statement of Position 93-1 discusses financial accounting and reporting for high yield debt securities and notes for which, because of the credit risks associated with high yield and distressed debt securities, income recognition must be carefully considered and constantly evaluated for collectibility.

Accordingly, when accounting for purchase discounts, management recognizes discount accretion income when it is probable that such amounts will be collected and when such amounts can be estimated. A reclassification entry is recorded at year-end to reflect purchase discounts on all realized investments. For income tax purposes, the economic gain resulting from the sale of debt securities purchased at a discount is allocated between interest income and realized gains.

Distributions to the Common Limited Partner

Distributions to the Common Limited Partner are recorded on the ex-dividend date. The amount to be paid out as a distribution is determined by the General Partner, which has provided the Investment Manager with criteria for such distributions, and is generally based upon the Common Limited Partner’s estimated taxable earnings from its interest in the Partnership. Net realized capital gains are distributed at least annually. The General Partner declared distributions of $81,760,000 and $19,040,000 to the Common Limited Partner during the year ended December 31, 2007 and the period from July 31, 2006 (inception) through December 31, 2006, respectively.

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Notes to Financial Statements (Continued)

December 31, 2007

2. Summary of Significant Accounting Policies (continued)

Income Taxes

The Partnership’s income or loss is reported in the Partners’ income tax returns. Consequently, no income taxes are paid at the Partnership level or reflected in the Partnership’s financial statements. The tax returns, the qualification of the Partnership, and the amount of allocable Partnership income or loss for all tax years since inception are subject to examination by federal and state taxing authorities. No such examinations are currently pending.

Cost and unrealized appreciation (depreciation) for U.S. federal income tax purposes of the investments of the Partnership at December 31, 2007 were as follows:
Unrealized appreciation	$109,475,129
Unrealized depreciation	(72,469,908)
Net unrealized appreciation	$37,005,221

Cost	$595,283,732

Use of Estimates

The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Although management believes these estimates and assumptions to be reasonable and accurate, actual results could differ from those estimates.

Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FIN No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109, which clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements in accordance with FASB Statement No. 109, Accounting for Income Taxes. The interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. FIN No. 48 requires recognition of

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Notes to Financial Statements (Continued)

December 31, 2007

2. Summary of Significant Accounting Policies (continued)

tax benefits that satisfy a greater than 50% probability threshold of being sustained. FIN No. 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. FIN No. 48 became effective for the Partnership beginning January 1, 2007. The adoption of FIN No. 48 did not have a significant impact on the Partnership’s financial statements.

In September 2006, the FASB issued SFAS No. 157, Fair Value Measurements, which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS No. 157 does not require any new fair value measurements, but provides guidance on how to measure fair value by providing a fair value hierarchy used to classify the source of the information. This statement is effective for the Partnership beginning January 1, 2008. The adoption of SFAS No. 157 did not have a significant impact on the Partnership’s financial statements.

3. Allocations and Distributions

As set forth in the Partnership Agreement, distributions made to the Common Limited Partner and the General Partner with respect to any accounting period out of total cumulative investment return are determined as follows:

a)
First, 100% to the Common Limited Partner until the amount distributed to the Common Limited Partner, together with amounts previously distributed to the Common Limited Partner, equals an 8% annual weighted-average return on undistributed capital attributable to the Common Limited Interests;

b)	Then, 100% to the General Partner until the cumulative amount of such distributions equals 25% of all amounts previously distributed to the Common Limited Partner pursuant to clause (a) above; and

c)	All remaining amounts: (i) 80% to the Common Limited Partner and (ii) 20% to the General Partner.

The timing of distributions is determined by the General Partner, which has provided the Investment Manager with certain criteria for such distributions.

Net investment income or loss, realized gain or loss on investments, and appreciation or depreciation on investments for the period is allocated to the Common Limited Partner and the General Partner in a manner consistent with that used to determine distributions.

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Notes to Financial Statements (Continued)

December 31, 2007

3. Allocations and Distributions (continued)

As of December 31, 2007, the Partnership’s cumulative annual return exceeded the 8% threshold, and the General Partner had a balance of $3,149,915 in undistributed performance allocations. During the year ended December 31, 2007, the Partnership declared $20,440,000 in distributions to the General Partner pursuant to the foregoing distribution provisions.

4. Management Fees and Other Expenses

Pursuant to the advisory agreement, the Investment Manager is entitled to receive an annual management and advisory fee, payable monthly in arrears, equal to 1.00% of the sum of the maximum amount of the Preferred Interests, the maximum amount available under the Senior Facility, and the net asset value of the Partnership at inception, subject to reduction by the amount of the Senior Facility commitment when the Senior Facility is no longer outstanding, and by the amount of the Preferred Interests when less than $1 million in liquidation value of preferred securities is outstanding. For purposes of computing the management fee, total capital is $828.8 million, consisting of an initial Partnership net asset value of $428.8 million, $134 million of Preferred Interests and $266 million of debt. In addition, the General Partner is entitled to a profit allocation as discussed in Note 3, above. As compensation for its services, the Co-Manager receives a portion of the management fees paid to the Investment Manager. The Co-Manager also receives a portion of any allocation paid to the General Partner.

The Partnership pays all expenses incurred in connection with the business of the Partnership, including fees and expenses of outside contracted services, such as custodian, administrative, legal, audit and tax preparation fees, costs of valuing investments, insurance costs, brokers’ and finders’ fees relating to investments, and any other transaction costs associated with the purchase and sale of investments of the Partnership.

5. Senior Secured Revolving Credit Facility

The Partnership has entered into a credit agreement with certain lenders, which provides for a senior secured revolving credit facility (“Senior Facility”). The Senior Facility is a revolving extendible credit facility pursuant to which amounts may be drawn up to $266 million. The Senior Facility matures July 31, 2014, subject to extension by the lenders at the request of the Partnership for one 12-month period.

Advances under the Senior Facility bear interest at LIBOR plus 0.375% per annum, except in the case of loans from CP Conduits, which bear interest at the higher of LIBOR plus 0.375% or the CP Conduit’s cost of funds plus 0.375%, subject to certain limitations.

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Notes to Financial Statements (Continued)

December 31, 2007

5. Senior Secured Revolving Credit Facility (continued)

Additionally, short-term advances under the swingline facility bear interest at the LIBOR Market Index Rate plus 0.375% per annum. In addition to amounts due on outstanding debt, the Senior Facility accrues commitment fees of 0.20% per annum on the unused portion of the Senior Facility, or 0.25% per annum when less than $106,400,000 in borrowings are outstanding.

6. Commitments, Concentration of Credit Risk and Off-Balance Sheet Risk

The Partnership conducts business with brokers and dealers that are primarily headquartered in New York and Los Angeles and are members of the major securities exchanges. Banking activities are conducted with a firm headquartered in the New York area.

In the normal course of business, the Partnership’s securities activities involve executions, settlement and financing of various securities transactions resulting in receivables from, and payables to, brokers, dealers and the Partnership’s custodian. These activities may expose the Partnership to risk in the event such parties are unable to fulfill contractual obligations. Management does not anticipate any losses from counterparties with whom it conducts business.

Consistent with standard business practice, the Partnership enters into contracts that contain a variety of indemnifications. The Partnership’s maximum exposure under these arrangements is unknown. However, the Partnership expects the risk of loss to be remote.

The Statement of Investments may include certain unfunded or partially funded loan commitments. These commitments are reflected at fair value and may be drawn up to the principal amount shown.

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Notes to Financial Statements (Continued)

December 31, 2007

7. Financial Highlights

		July 31, 2006
	Year Ended	(Inception) to
	December 31, 2007	December 31, 2006

Return on invested assets (1), (2)	11.7%	8.4%

Gross return to common limited partner (1)	11.5%	10.3%
Less: General Partner profit allocation (1)	(2.1%)	(2.1%)
Return to common limited partner (1), (3)	9.4%	8.2%

Ratios and Supplemental Data:
Ending net assets attributable to common limited partner	$392,503,508	$434,209,177

Net investment income / average
common limited partner equity (4), (5), (6)	12.8%	10.4%

Expenses and General Partner allocation / average common equity
Operating expenses (4), (6)	4.5%	5.7%
General Partner allocation (1)	2.3%	2.0%
Total expenses and General Partner allocation	6.8%	7.7%

Portfolio turnover rate (1), (7)	64.6%	17.3%
Weighted-average debt outstanding	$162,460,274	$168,292,208
Weighted-average interest rate	5.8%	5.8%

Annualized Inception to Date Performance Data as of December 31, 2007:
Return on common equity (3)	12.6%
Return on invested assets (2)	14.4%
Internal rate of return to common limited partner equity (8)	13.1%

Asset Coverage:	December 31, 2007	December 31, 2006
Series A Preferred Limited Interests:
Interests outstanding	6,700	6,700
Involuntary liquidation value per interest	$20,289	$20,312
Asset coverage per interest	$43,439	$41,526

Senior Secured Revolving Credit Facility:
Debt outstanding	$207,000,000	$266,000,000
Asset coverage per $1,000 of debt outstanding	$3,534	$3,080

(1)	Not annualized for periods of less than one year.

(2)	Return on invested assets is a time-weighted, geometrically linked rate of return and excludes cash and cash equivalents.

(3)
Returns (net of dividends to preferred limited partners, allocations to the General Partner, and fund expenses, including financing costs and management fees) calculated on a monthly geometrically linked, time-weighted basis.

(4)	Annualized for periods of less than one year.

(5)	Net of allocation to the General Partner.

(6)	These ratios include interest expense but do not reflect the effect of dividend payments to preferred limited partners.

(7)   Excludes securities acquired from Special Value Bond Fund II, LLC and Special Value Absolute Return Fund, LLC at the inception of the Partnership.

(8)
Net of dividends to preferred limited partners, allocation to the General Partner and fund expenses, including financing costs, and management fees. Internal rate of return (“IRR”) is the imputed annual return over an investment period and, mathematically, is the rate of return at which the discounted cash flows equal the initial cash outlays. The internal rate of return presented assumes liquidation of the Partnership at net asset value as of the balance sheet date and is reduced by the organizational costs that were expensed at the inception of the Partnership.

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Schedule of Changes in Investments in Affiliates (1)

Year Ended December 31, 2007

Security	Value, Beginning of Period	Acquisitions	Dispositions	Value, End of Period

Anacomp, Inc. Common Stock	$19,423,980	$-	$-	$10,984,768
Anacomp Inc. Promissory Note, LIBOR + 6.5%, due 8/31/09	-	1,064,254	-	1,064,254
Celerity Inc. Senior Secured Notes,
LIBOR + 8%, due 12/23/08	25,338,291	-	-	21,010,712
Celerity Holding Co., Inc. Common Stock	13,713,594	-	-	72,816
EaglePicher Holdings Inc. 1st Lien Term Loan,
LIBOR + 4.5%, due 12/31/12	-	13,000,000	-	13,373,750
EaglePicher Holdings Inc. 2nd Lien Term Loan,
LIBOR + 9%, due 12/31/13	-	7,000,000	-	7,131,250
EaglePicher Holdings Inc. 3rd Lien Term Loan,
LIBOR + 12.5%, due 12/30/11	25,891,599	-	(25,891,599)	-
EaglePicher Holdings Inc. Common Stock	28,381,006	-	-	45,968,173
ESP Holdings Inc., 1st Lien Revolver
LIBOR + 4.5%, due 12/12/08	-	352,893	-	372,898
ESP Holdings Inc., 1st Lien Term Loan
LIBOR + 3.5%, due 12/12/08	-	6,479,598	-	6,370,372
ESP Holdings Inc., 2nd Lien Term Loan
LIBOR + 7%, due 9/12/12	-	18,154,571	-	17,448,027
ESP Holdings, Inc., Common Stock	-	9,311,782	-	8,389,319
ESP Holdings, Inc., 15% PIK, Preferred Stock	-	9,829,103	-	9,269,965
Immediate FX Holdings, Inc. Class A Common Stock	1,239,263	-	(1,495,600)	-
Information Resources, Inc. Series B Notes,
LIBOR + 7.42%, due 12/12/08	52,333,840	-	(52,333,840)	-
Information Resources, Inc. Series A Restricted Preferred Stock	27,877,478	-	-	16,022,257
Information Resources, Inc. Series A Preferred Stock	26,497,683	-	-	15,229,236
International Wire Group Senior Secured Notes,
10%, due 10/15/11	12,454,200	-	-	12,515,400
International Wire Group, Inc. Common Stock	33,749,469	-	-	44,042,562
Interstate Fibernet, Inc. 1st Lien Senior Secured Note,
LIBOR + 8% Cash and 0.5% PIK, due 7/25/09	40,964,542	-	(40,964,542)	-
Interstate Fibernet, Inc. 1st Lien Term Loan,
LIBOR + 4% due 7/31/13	-	11,462,861	-	11,629,072
Interstate Fibernet, Inc. 2nd Lien Senior Secured Note,	-	-	-	-
LIBOR + 3.5% Cash and 4% PIK due 7/31/14	-	12,281,636	-	12,459,720
Interstate Fibernet, Inc. 3rd Lien Senior Secured Note,	-	-	-	-
LIBOR + 7.5% Cash and 4.5% PIK, due 9/25/09	20,113,404	-	(20,113,404)	-
Interstate Fibernet, Inc. Common Stock		23,477,380	-	54,450,340
Interstate Fibernet, Inc. Warrants for Convertible Preferred Stock	5,308,475	-	(5,308,475)	-
SVC Partners Corp. 2 Common Stock	-	51,316,937	(51,316,937)	3,546,321

Note to Schedule of Changes in Investments in Affiliates:

(1)
The issuers of the securities listed on this schedule are considered affiliates under the Investment Company Act of 1940 due to the ownership by the Partnership of 5% or more of the issuer's voting securities.

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Directors and Officers
(Unaudited)

The Directors and executive officers of the Partnership are listed below. The Board of Directors governs the Partnership and is responsible for protecting the interests of the interestholders. The Directors are experienced executives who meet periodically throughout the year to oversee the Partnership’s activities, review contractual arrangements with service providers to the Partnership, and review the Partnership’s performance. Each Director and executive officer serves for an indefinite term. Correspondence for each Director or officer may be sent to: c/o Tennenbaum Capital Partners, LLC, 2951 28th Street, Suite 1000, Santa Monica, California 90405.

The Partnership’s Form N-2 includes more information about the Directors. Shareholders may request a free copy by calling (310) 566-1000. Collect calls for this purpose are accepted.

1. Independent Directors

Name (Age at December 31, 2007)
Principal Occupation(s)

L.R. Jalenak, Jr. (77)
- Year of Election or Appointment: 2006
- Director and Member of the Audit and Joint Transactions Committees of the Partnership. Mr. Jalenak retired in 1993 as Chairman of a subsidiary of Gibson Greetings Company. His background was in both sales and in general management. From 2004 to 2006 he served as an independent director of Special Value Expansion Fund, LLC, a registered investment company managed by TCP. He previously served as a director of Party City Corporation, Lufkin Industries, Perrigo Company, Dyersburg Corporation and First Funds. He recently retired as a Commissioner and Chairman of Memphis Light, Gas & Water and Chairman of its Pension Committee. Mr. Jalenak currently serves on other corporate boards as well as many civic and religious boards. He has a business degree from Tulane University and an M.B.A. from Wharton. Mr. Jalenak oversees two portfolios in the fund complex as a director.

Franklin R. Johnson (71)
- Year of Election or Appointment: 2006
- Director, Chairman of the Audit Committee, and Joint Transactions Committee Member of the Partnership. Mr. Johnson currently serves on the board of directors, audit committee and nominating and governance committee of Reliance Steel & Aluminum Co., and, until July of 2006, served as a director and chair of the audit committee of Special Value Opportunities Fund, LLC, a registered investment company managed by TCP. Before becoming a business consultant in 2000, he was Chief Financial Officer of Rysher Entertainment, a producer and distributor of theatrical films and television

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Directors and Officers (continued)
(Unaudited)

programming and syndicator of television programming, where he worked for three years. Prior to that, he was at Price Waterhouse, an international public accounting and consulting firm where he was the Managing Partner of their Century City office and Managing Partner of their Entertainment and Media Practice. Mr. Johnson holds a B.S. in accounting and an M.B.A. from the University of California, Los Angeles. Mr. Johnson oversees two portfolios in the fund complex as a director.

2. Interested Directors and Officers

Name (Age at December 31, 2007)
Principal Occupation(s)

Michael E. Tennenbaum (72)
- Year of Election or Appointment: 2006
- Authorized Person of the Partnership. Mr. Tennenbaum is a co-founder of TCP and serves as its Senior Managing Partner and as a voting member of its Investment Committee. Before forming TCP in 1996, Mr. Tennenbaum served for 32 years in various capacities at Bear Stearns, including Vice Chairman, Investment Banking. His responsibilities at Bear Stearns included managing the firm’s Risk Arbitrage Department, Investment Research Department, Options Department, and its Los Angeles Corporate Finance Department. Mr. Tennenbaum has served on the Boards of many public and private companies. He currently serves as Chairman of Alabama Aircraft Industries, Inc. Anacomp, Inc., and WinCup, Inc. He previously served as a Director of Bear Stearns Companies, Inc., Jenny Craig, Inc., Tosco Corporation and Party City Corporation.

Mr. Tennenbaum is Trustee Emeritus of the Georgia Tech Foundation and was Chairman of its Investment Committee. He is Founder of the Tennenbaum Institute for Enterprise Transformation at the Georgia Tech School of Industrial and Systems Engineering. Mr. Tennenbaum is also a Vice-Chairman of the Board of Governors of the Boys & Girls Clubs of America and Chairman of its Investment Committee. He is a member of the Committee on University Resources (COUR) at Harvard University, a Director of the Los Angeles World Affairs Council, a Board member of the RAND Center for Asia Pacific Policy (CAPP), and a Member of the UCLA School of Medicine Board of Visitors and Founder of the Tennenbaum Interdisciplinary Center at the Neuropsychiatric Institute at UCLA. He is also a member of the National Innovation Initiative Strategy Council. Mr. Tennenbaum was a member of the Harvard Business School Board of Associates, a Commissioner on the Intercity High-Speed Rail Commission for California and Chairman of the California High-Speed Rail Authority. He also served as Chairman of the Special Financial Advisory Committee to the Mayor of Los Angeles.

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Directors and Officers (continued)
(Unaudited)

A graduate of the Georgia Institute of Technology with a degree in Industrial Engineering, Mr. Tennenbaum received an M.B.A. with honors from the Harvard Business School.

Mark K. Holdsworth (42)
- Year of Election or Appointment: 2006
- Authorized Person of the Partnership. Mr. Holdsworth is also a Founding Partner and Managing Partner of TCP, and is a voting member of its Investment Committee. He also serves as Chairman of the Board of Directors of the International Wire Group, is Vice Chairman of EaglePicher Corporation and a Director of Parsons Corporation. Prior to joining TCP in 1996, he was a Vice President, Corporate Finance, of US Bancorp Libra, a high-yield debt securities investment banking firm. Before employment with US Bancorp Libra, he worked as a generalist in Corporate Finance at Salomon Brothers, Inc., and as an Associate at a Los Angeles real estate advisory firm. He received a B.A. in Physics from Pomona College, a B.S. with honors in Engineering and Applied Science (concentration in Mechanical Engineering) from the California Institute of Technology, and an M.B.A. from Harvard Business School.

Michael E. Leitner (40)
- Year of Election or Appointment: 2006
- Authorized Person of the Partnership. Michael E. Leitner is a Managing Partner of TCP and a voting member of its Investment Committee. Prior to joining TCP, he served as Senior Vice President of Corporate Development for WilTel Communications, leading WilTel’s mergers and acquisitions effort. Prior to that, he served as Chief Executive Officer of GlobeNet Communications, leading the company through a successful turnaround and sale transaction, and Vice President of Corporate Development of 360networks. Prior to that, he served as Senior Director of Corporate Development for Microsoft Corporation, managing corporate investments and acquisitions in the telecommunications, media, managed services, and business applications software sectors. Prior to Microsoft, he was a Vice President in the M&A group at Merrill Lynch. Mr. Leitner currently serves as a representative for Tennenbaum on the boards of Online Resources Corporation, ITC^DeltaCom, Inc. and Anacomp, Inc., and as a board observer to Wild Blue Communications, Inc. He received a B.A. in Economics from the University of California, Los Angeles and an M.B.A. from the University of Michigan.

Howard M. Levkowitz (40)
- Year of Election or Appointment: 2006
- Director, President, and Authorized Person of the Partnership. Mr. Levkowitz is also a co-founder and Managing Partner of TCP, and is a voting member of its Investment Committee. Prior to joining TCP in the beginning of 1997, he was an attorney specializing in real estate, securitization and insolvencies at Dewey Ballantine. Mr. Levkowitz is President of TCP’s registered funds and head of TCP’s public markets investments. He currently serves as a Director of Doral Financial, Inc., and Doral GP, Ltd. Mr. Levkowitz has previously served on the boards of both public and private companies, and has served on a number of formal and informal creditor committees. He just completed his term as President of the Board of Directors of Maimonides Academy and is active in many philanthropic organizations. He received a B.A. in History with high honors from the University of Pennsylvania, a B.S. in Economics (concentration in finance) with high honors from The Wharton School, and a J.D. from the University of Southern California. Mr. Levkowitz oversees six portfolios in the fund complex as a director.

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Directors and Officers (continued)
(Unaudited)
Hugh Steven Wilson (60)
- Year of Election or Appointment: 2006
- Chief Executive Officer and Authorized Person of the Partnership. Mr. Wilson also serves as a Managing Partner and member of the Investment Committee of TCP. He retired from the international law firm of Latham & Watkins on January 1, 2005, where, as a senior partner, he had focused on mergers and acquisitions. He is the former Global Co-Chair of Latham & Watkins’ Mergers and Acquisitions Practice Group and the former Chairman of both the national Litigation Department and the national Mergers and Acquisitions Litigation Practice Group. While at Latham & Watkins, Mr. Wilson served as TCP’s primary outside counsel since TCP’s inception. He is a member of the board of directors of Pemco Aviation Group, Inc. and Enterasys Networks, Inc. He received a J.D. degree from the University of Chicago Law School in 1971, where he was a member of the law review and Order of the Coif. Mr. Wilson received a Master of Laws degree from Harvard Law School in 1972 and a B.A. in Political Science from Indiana University in 1968.

Peyman S. Ardestani (39)
- Year of Election or Appointment: 2006
- Chief Financial Officer of the Partnership. Mr. Ardestani is also Chief Financial Officer of TCP. Prior to joining TCP, he was a Vice President at Mellon Financial Corporation, where he provided back office services to investment management companies and served as a business analyst in developing the company’s back office products and services. Previously, he was an Assistant Vice President at Trust Company of the West, where he was an operations manager. He received a B.S. in Business Administrations, with a concentration in Finance, from California State University, Northridge, and is a Chartered Financial Analyst.

Paul L. Davis (34)
- Year of Election or Appointment: 2006
- Chief Compliance Officer of the Partnership. Mr. Davis also serves as Chief Compliance Officer and Vice President, Finance of TCP. He was formerly employed as Corporate Controller of a publicly traded securities brokerage firm, following employment at Arthur Andersen, LLP as an auditor. He received a B.A. (Magna Cum Laude) in Business-Economics from the University of California at Los Angeles, and is a Certified Public Accountant in the State of California.

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Directors and Officers (continued)
(Unaudited)

Elizabeth Greenwood (44)
- Year of Election or Appointment: 2007
- Secretary and Authorized Person of the Partnership. Ms. Greenwood also serves as General Counsel of TCP. She has a diverse legal background, including extensive in-house investment advisor and private equity experience. She formerly served as General Counsel & Chief Compliance Officer at Strome Investment Management, L.P. Prior to Strome, Ms. Greenwood spent more than 10 years working at companies funded by Pacific Capital Group and Ridgestone Corporation. In addition, she is a founding member of the West Coast Chapter of 100 Women in Hedge Funds. Ms. Greenwood received a Juris Doctor from Stanford Law School and a Bachelor of Business Administration from The University of Texas at Austin.

David A. Hollander (46)
- Year of Election or Appointment: 2006
- Authorized Person of the Partnership. Mr. Hollander also serves as Managing Director, Specialty Investments at TCP, focusing on private placement investments and restructurings, and is a member of TCP’s Investment Committee. Prior to joining TCP, he was an attorney for sixteen years at O’Melveny & Myers. While at O'Melveny, Mr. Hollander specialized in leveraged finance, insolvency, and mergers and acquisitions, and represented debtors and creditors in numerous multi-billion dollar transactions.  Mr. Hollander has also represented boards of directors and has served on both formal and informal creditor committees. He received a B.S. in Economics (Summa Cum Laude) from The Wharton School of the University of Pennsylvania and a J.D. from Stanford Law School, where he was Associate Editor of the Stanford Law Review.

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the Registrant has adopted a Code of Ethics that applies to its Chief Executive Officer and Chief Financial Officer. A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the Registrant's board of directors has determined that Franklin R. Johnson is qualified to serve as an audit committee financial expert serving on its audit committee and that he is "independent" pursuant to the general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)  Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were: $47,925 for fiscal year 2007 and $68,936 for fiscal year 2006.

(b)  Audit-Related Fees. The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were: $12,000 in 2007 and $7,506 in 2006. The services comprising such fees included certain agreed-upon procedures required by the terms of the Registrant’s leverage facility and consultation regarding the formation of the Registrant, respectively.

(c)  Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were: $25,850 in 2007 and $0 in 2006. The services comprising such fees included tax return preparation and related tax advice and planning.

(d)  All Other Fees. Not applicable.

(e)  (1) Audit Committee’s pre-approval policies and procedures, pursuant to Item 4 of N-CSR:

The Audit Committee pre-approves all audit, review and attest engagements required under the securities laws and regulations provided by Ernst & Young, the Registrant's independent auditors. The Audit Committee also approves all non-audit services, including tax services, provided to the Registrant by Ernst & Young and verifies, at the time of pre-approval, that such pre-approved non-audit services would not be prohibited services under securities regulations. The Audit Committee pre-approves all non-audit services provided by Ernst & Young to the Registrant's investment adviser and to affiliates of the investment adviser that provide ongoing services to the Registrant, but only if the non-audit services have a direct impact on the operations or financial reporting of the Registrant.

(e)  (2) Not applicable.

(f)  Not applicable.

(g)  The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for each of the last two fiscal years of the Registrant were: $25,850 for fiscal year 2007 and $0 for fiscal year 2006.

(h)   The Registrant's independent auditors did not provide non-audit services to the Registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), nor any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. Accordingly, the audit committee of the board of directors has not considered whether any such services are compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

Included in Annual Shareholder Report in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

TENNENBAUM CAPITAL PARTNERS, LLC
PROXY VOTING POLICY

This policy has been adopted by Tennenbaum Capital Partners, LLC to facilitate the voting of proxies relating to portfolio securities of clients with respect to which Tennenbaum Capital Partners, LLC or any of its affiliates that are subject to the Investment Advisers Act of 1940 (collectively “Tennenbaum”) provide investment advisory services. In connection with these investment advisory services, Tennenbaum exercises voting responsibilities for its clients through its corporate proxy voting process.

Special Value Opportunities Fund, LLC, Special Value Expansion Fund, LLC, Special Value Continuation Fund, LLC, Special Value Continuation Partners, LP, Tennenbaum Opportunities Fund V, LLC, and Tennenbaum Opportunities Partners V, LP have delegated to Tennenbaum the authority to vote proxies relating to their respective portfolio securities in accordance with this policy.

This policy is intended by Tennenbaum (i) to constitute “written policies and procedures” as described in Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”) and (ii) to constitute proxy voting policies and procedures referred to in Item 18 of Form N-2 adopted under the Investment Company Act of 1940 (the “1940 Act”).

DEFINITIONS

“Client” means any person with whom Tennenbaum has a contract to perform discretionary investment management services and for whom Tennenbaum is authorized by the contract or required by applicable law to vote or consider voting securities held in the Client’s account.

“Compliance Officer” means the Chief Compliance Officer, Tennenbaum Capital Partners, LLC.

“Conflict of Interest” means, as to any Client, any conflict between a pecuniary interest of Tennenbaum or any of its affiliates (other than such Client, if deemed an affiliate) and the duties of Tennenbaum to the Client.

“Investment Committee” means the Investment Committee of Tennenbaum or such committee to which it shall have delegated the functions of the Investment Committee hereunder.

“Portfolio Manager” means, with respect to a Client, the particular Tennenbaum entity providing investment advisory services to such Client and the senior personnel responsible for such entity’s investment decisions.

“Proxy Voting Coordinator” means the individual appointed from time to time by Investment Committee to perform the proxy voting coordination functions described in this policy.

“Registered Fund” means any Client registered as an investment company under the 1940 Act.

“Social Issues” means any issue presented for a vote of holders of any security which is held in an account on behalf of a Client which may reasonably be interpreted as (i) unrelated in any substantial respect to the voting objective of this policy and (ii) intended to promote directly or indirectly the interests of persons who are not holders of the relevant security.

“Tennenbaum” means Tennenbaum Capital Partners, LLC and each of its affiliates that is subject to registration under the Advisers Act or is otherwise subject to the rules and regulations thereunder generally, including, specifically, Rule 206(4)-6.

“Voting Results” means the specific information described under the caption “Accumulating Voting Results.”

OBJECTIVES

This policy defines procedures for voting securities held on behalf of each Client in respect of which Tennenbaum has the discretionary authority to vote, to ensure that such securities are voted for the benefit of and in the best interest of the Client. The primary objective of voting a security in each case under this policy is to seek to enhance the value of the investment which the security represents or to reduce the potential for a decline in the value of the investment which the security represents. In appropriate cases a related objective will be to obtain or maintain influence or control over management of a company.

This policy does not prescribe specific voting requirements. Instead, this policy provides procedures for (i) assembling voting information and applying the informed expertise and judgment of Tennenbaum’s personnel on a timely basis in pursuit of the above stated voting objectives and (ii) addressing conflicts of interest.

A further element of this policy is that while voting on all issues presented should be considered, voting on all issues is not required. Some issues presented for a vote of security holders are not relevant to this policy’s voting objectives, or it is not reasonably possible to ascertain what effect, if any, a vote on a given issue may have on the value of an investment. Accordingly, Tennenbaum may abstain from voting or decline a vote in those cases where, in Tennenbaum’s judgment (i) there is no relationship between the issue and the enhancement or preservation of an investment’s value or (ii) the achievement of the Client’s investment objectives are not reasonably likely to be a function of the outcome of decisions or issues presented by the vote.

Resolutions of Conflicts of Interest

It is unlikely that conflicts of interest will arise in the context of Tennenbaum’s proxy voting, because Tennenbaum does not engage in investment banking, the advising of public companies or, except in cases where it exercises control, the managing of public companies.

In addition, insofar as Tennenbaum refers discretionary votes to its portfolio managers, Tennenbaum’s Compliance Department monitors all relationships between portfolio managers and their immediate families, on the one hand, and issuers soliciting proxies from Tennenbaum’s Clients, on the other hand. If a portfolio manager conflict is identified with respect to a given proxy vote, the Investment Committee will remove such vote from the conflicted portfolio manager and will instead consider and cast the vote, refer the vote to an independent third party or abstain from voting.

In the event a privately-placed security as to which Tennenbaum or its affiliated adviser entities negotiated more than price related terms is held by a Registered Fund and is the subject of a proxy solicitation or other voting or consent solicitation, and any unregistered fund or separate account managed by Tennenbaum or its affiliated adviser entities also owns securities of the same class as the security held by the Registered Fund that is the subject of the proxy, vote or consent, then Tennenbaum will vote such security in the same manner, at the same time and in amounts proportionate to each such entity’s or account’s investment in such security; provided that if Tennenbaum or its affiliated adviser entities believes that the foregoing policy is not in the best interests of a particular Client in a particular situation, Tennenbaum or its affiliated adviser entities shall be permitted to deviate from the foregoing policy only if it has (i) submitted a proposal to the boards of directors of each applicable Registered Fund explaining the basis for such deviation and (ii) received the approval of a majority of those directors of the Registered Fund who (a) during the previous two years have had no material business or professional relationship with any of the Registered Fund or any other entity or separate account managed by Tennenbaum or its affiliated adviser entities (other than as a director of the Registered Fund) and (b) have no direct or indirect financial interest in the proxy solicitation, vote or consent other than through an investment in one or more of the Registered Fund or any other entity or separate account managed by Tennenbaum or its affiliated adviser entities.

In the event that a potential material conflict of interest does arise and is not addressed by the foregoing procedures, the primary means by which Tennenbaum avoids a material conflict of interest in the voting of proxies for its clients is by casting such votes solely in the interests of its Clients and in the interests of maximizing the value of their portfolio holdings.

Proxy Voting Coordinator

The Investment Committee shall appoint a Proxy Voting Coordinator. The Proxy Voting Coordinator shall discharge the following functions in effectuating this policy:

(i)
Collecting and assembling proxy statement and other communication pertaining to proxy voting, together with proxies or other means of voting or giving voting instructions, and providing those materials to the appropriate portfolio managers to permit timely voting of proxies;

(ii)
Collecting recommendations, analysis, commentary and other information respecting subjects of proxy votes, from service providers engaged by Tennenbaum and other services specified by portfolio managers, and providing this information to the appropriate portfolio managers to permit evaluation of proxy voting issues;

(iii)	Providing to appropriate portfolio managers any specific voting instructions from Clients that are entitled to provide such instructions under the applicable investment advisory agreement;

(iv)
Collecting proxy votes or instructions from portfolio managers, and transmitting the votes or instructions to the appropriate custodians, brokers, nominees or other persons (which may include proxy voting services or agents engaged by Tennenbaum);

(v)	Accumulating Voting Results as set forth below in this policy and transmitting that information to the Compliance Officer in a timely manner; and

(vi)	Participating in the annual review of the policy function as set forth in this policy.

THE PROXY VOTING COORDINATOR MAY, WITH THE INVESTMENT COMMITTEE’S APPROVAL, DELEGATE ANY PORTION OR ALL OF ANY ONE OR MORE OF THESE FUNCTIONS TO ONE OR MORE OTHER INDIVIDUALS EMPLOYED BY TENNENBAUM. ANY PORTION OR ALL OF ANY ONE OR MORE OF THESE FUNCTIONS MAY BE PERFORMED BY SERVICE PROVIDERS ENGAGED BY TENNENBAUM.

Assembling Voting Information

The Proxy Voting Coordinator shall obtain proxy statements and other communications pertaining to proxy voting, together with proxies or other means of voting or giving voting instructions to custodians, brokers, nominees, tabulators or others in a manner to permit voting on relevant issues in a timely manner. Tennenbaum may engage service provides and other third parties to assemble this information, digest, abstract the information where necessary or desirable, and deliver it to the individuals assigned by Tennenbaum to evaluate proxy voting issues.

Portfolio Managers

The Portfolio Manager responsible for a particular Client is responsible for the timely voting (or determining not to vote in the appropriate cases) of proxies relating to the securities held on behalf of such Client in accordance with this policy. The Portfolio Manager may, to the extent not prohibited by agreement(s) setting forth its contractual obligations to such Client, and consistent with its fiduciary duties, delegate voting responsibilities to one or more other Portfolio Managers or other individuals. Portfolio managers are authorized to consider voting recommendations and other information and analysis provided by service providers (including proxy voting services) engaged by Tennenbaum.

Accumulating Voting Results

The Proxy Voting Coordinator is responsible for reporting the following information respecting the voting of each proxy to the Compliance Officer, as to each matter relating to a portfolio security held for a Client, considered at a shareholder meeting, and with respect to which the Client was entitled to vote:

(i)	The name of the issuer of the portfolio security;

(ii)	The exchange ticker symbol of the portfolio security;

(iii)	The CUSIP number for the portfolio security;

(iv)	The shareholder meeting date;

(v)	A brief identification of the matter voted on;

(vi)	Whether a vote was cast on the matter;

(vii)	How the vote was cast on the matter (e.g., for or against the proposal, or abstain, etc.);

(viii)	Whether a vote was cast for or against management.

The foregoing information must be delivered to the Compliance Officer no later than July 31, for each 12 month period ending on the preceding June 30 commencing July 31, 2004 with respect to the period ending June 30, 2004. Tennenbaum may use third party service providers to record, accumulate and deliver the foregoing information to the Compliance Officer. The Proxy Voting Coordinator may, with the Investment Committee’s approval, delegate any portion or all of this function to one or more other individuals employed by Tennenbaum.

Communicating Votes

The Proxy Voting Coordinator shall communicate decisions on proxy votes to the custodian or to other persons who transmit or record votes on portfolio securities held by or for each Client in a timely manner. The Proxy Voting Coordinator may, with the Investment Committee’s approval, delegate any portion or all of this function to one or more individuals employed by Tennenbaum. Tennenbaum may engage one or more service providers to facilitate timely communication of proxy votes. Tennenbaum is not responsible for voting proxies that are not forwarded on a timely basis. Tennenbaum does not control the setting of record dates, shareholder meeting dates or the timing of distribution of proxy materials and ballots relating to shareholder votes as a general matter.

Record of Voting Delegation

The Compliance Officer shall maintain a list of all Clients with a specification as to each Client whether or not Tennenbaum is authorized to vote proxies respecting the Client’s portfolio securities.

Annual Review of Policy Function

The Compliance Officer shall conduct a periodic review, no less often than annually, which shall comprise the following elements:

(i)
Review samples of the record of voting delegation maintained by the Compliance Officer against Voting Results to determine if Tennenbaum is exercising its authority to vote proxies on portfolio securities held on behalf of the selected Clients;

(ii)	Request and review voting data to determine if timely communication of proxy votes is reasonably accomplished during the relevant period;

(iii)	Meet with the Proxy Voting Coordinator to review the voting of proxies, communication of proxy votes, accumulation of Voting Results and the general functioning of this policy; and

(iv)
Prepare a written report to the Investment Committee respecting the foregoing items and, if requested to do so by the Investment Committee, prepare a written report to the board of any Registered Fund.

Disclosure and Comments on Voting

Tennenbaum will provide a copy of these policies and procedures to Clients upon request. Clients may also obtain information on how portfolio securities held on their behalf were voted by written request and addressed to Tennenbaum, Proxy Voting Coordinator. It is the policy of Tennenbaum not to comment on specific proxy votes with respect to securities held for a Client in response to inquiries from persons who are not specifically or authorized representative of such Client. The Investment Committee may authorize comments in specific cases, in its discretion.

Joining Insurgent or Voting Committees

It is the policy of Tennenbaum, for itself and its Clients, not to join any insurgent or voting committee or similar group unless doing so is consistent with the Client’s investment objective. The Investment Committee may, in other circumstances, approve participation in any such committee or group in its discretion, and shall advise the authorized representative of the Client of any such action.

Social Issues

It is the presumption of this policy that proxies shall not be voted on Social Issues, unless the advisory agreement with the Client provides otherwise. The Investment Committee may approve voting of any security held on behalf of a Client on any Social Issue.

Recordkeeping

The Compliance Officer shall maintain the following records:

(i)	Copies of this policy as from time to time revised or supplemented;

(ii)	A copy of each proxy statement that Tennenbaum receives regarding Client securities;

(iii)	Voting Results for each Client;

(iv)	A copy of any document created by Tennenbaum that was material to making a decision on how to vote proxies on behalf of a Client;

(v)	A copy of each written Client’s request for information on how Tennenbaum voted proxies on behalf of the Client and Tennenbaum’s response thereto;

(vi)	Communications to Client respecting Conflicts of Interest; and

(vii)	All written reports arising from annual reviews of policy function.

The Compliance Officer shall maintain and preserve in his office the foregoing records for a period of not less than five years from the end of Tennenbaum’ fiscal year during which the last entry was made on the record the first two years in an appropriate office of Tennenbaum. The Compliance Officer may use the Securities and Exchange Commission’s EDGAR database for the items referred to in item (ii) above, and the Investment Committee may authorize the Compliance Officer to engage one or more service providers to perform any portion of this recordkeeping function provided (1) the function is performed in compliance with applicable governmental regulations and (2) each service provider provides a written undertaking to furnish the records to Tennenbaum promptly upon request.

Adopted by SVOF June 18, 2004
Adopted by SVEF August 19, 2004
Adopted by SVCF and SVCP July 18, 2006
Adopted by TOF V September 29, 2006
Adopted by TOP V December 22, 2006

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

(a)  (1) The five persons with the most significant responsibility for the day-to-day management of the Registrant’s portfolio are Mark K. Holdsworth, Michael E. Leitner, Howard M. Levkowitz, Richard E. Spencer II, and Michael E. Tennenbaum (together, the “Portfolio Managers”). The titles, business experience, and length of service of Messrs. Holdsworth, Leitner, Levkowitz, and Tennenbaum (together, the “TCP Portfolio Managers”) are included in the “Directors and Officers” section of the Annual Shareholder Report in Item 1. The title, business experience, and length of service of Mr. Spencer is as follows:

Mr. Spencer is a Managing Director of Babson Capital Management LLC (“Babson”), the registrant’s co-manager, and is a voting member of the Investment Committee of Tennenbaum Capital Partners, LLC (the “Investment Manager”) as a representative of Babson. Mr. Spencer joined MassMutual, of which Babson is a subsidiary, in 1989. He holds a B.A. in Economics and History from Bucknell University and an M.B.A. from the State University of New York at Buffalo. Mr. Spencer is co-head of the Mezzanine Private Equity Group within Babson and is responsible for the origination, analysis and portfolio management of mezzanine and private equity investments. He is Vice President of MassMutual Corporate Investors, MassMutual Participation Investors and Manager of Mezzco LLC and Mezzco II LLC, the General Partners of Tower Square Capital Partners, L.P. and Tower Square Capital Partners II, L.P., respectively.  Mr. Spencer was transferred from MassMutual Life's Investment Management Department to Babson on January 1, 2000. He is a CFA.

(a)  (2) Each of the Portfolio Managers is also primarily responsible for the day-to-day management of the portfolios of seven other accounts (the “Other TCP Accounts”) managed by the Investment Manager, comprised of five other registered investment companies with combined assets of $3,587.8 million (including the feeder fund of the Registrant with assets on a standalone basis of $392.7 million) and two other pooled investment vehicles with combined assets of approximately $25.8 million, each as of December 31, 2007, except that Mr. Spencer is not primarily responsible for the day-to-day management of one of the aforementioned registered investment companies with assets of $558.9 million, and one of the aforementioned other pooled investment vehicles with assets of approximately $9.1 million, each as of December 31, 2007. The advisory compensation of each of these accounts is based in part on the performance of the account.

Mr. Spencer also has primary responsibility for the day-to-day management of other Babson advisory accounts (together, the “Babson Accounts”), including two registered investment companies with combined assets of approximately $437.3 million, five other pooled investment vehicles with combined assets of approximately $930.2 million, and approximately $1.10 billion of the $59.6 billion general investment account of Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company managed by Babson. The advisory fee of each of the five aforementioned Babson Accounts that are other pooled investment vehicles is based in part on the performance of the account.

Material conflicts of interest that may arise in connection with the Portfolio Managers’ management of the Registrant’s investments, on the one hand, and the investments of the Other TCP Accounts, on the other, include the following:

The Other TCP Accounts invest in assets eligible for purchase by the Registrant. The investment policies, fee arrangements and other circumstances of the Registrant may vary from those of the Other TCP Accounts. Accordingly, conflicts may arise regarding the allocation of investments or opportunities among the Registrant and the Other TCP Accounts. In general, and except with respect to any of the Other TCP Accounts that are being wound down or are feeder funds of one of the Other TCP Accounts, the Investment Manager and its affiliates will allocate investment opportunities pro rata among the Registrant and the Other TCP Accounts (assuming the investment satisfies the objectives of each) based on the amount of funds each then has available for such investment and under management by the Investment Manager and its affiliates. Investment opportunities in privately placed securities are subject to allocation procedures adopted by the Board of Directors and the terms of the co-investment exemptive order obtained for the Registrant. In certain cases, investment opportunities may be made other than on a pro rata basis. For example, the Registrant may desire to retain an asset at the same time that one or more of the Other TCP Accounts desires to sell it. The Investment Manager and its affiliates intend to allocate investment opportunities to the Registrant and the Other TCP Accounts in a manner that they believe in their judgment and based upon their fiduciary duties to be appropriate given the investment objectives, size of transaction, investable assets, alternative investments potentially available, prior allocations, liquidity, maturity, expected holding period, diversification, lender covenants and other limitations of the Registrant and the Other TCP Accounts. All of the foregoing procedures could in certain circumstances affect adversely the price paid or received by the Registrant or the availability or size of a particular investment purchased or sold by the Registrant.

(a) (3)  Each of the TCP Portfolio Managers except Mr. Tennenbaum receives a fixed salary from the Investment Manager. Additionally, each of the TCP Portfolio Managers receives fixed periodic distributions from the Investment Manager. Further, each of the TCP Portfolio Managers receives periodic pro rata distributions of the profits of the Investment Manager based on his equity interest therein. Such distributions include performance fees paid to the Investment Manager by the other registered investment companies that pay performance fees. Performance allocations from the Registrant and the other registered investment company that is a limited partnership (together, the “LPs”) are paid to the general partner of the LPs (the “General Partner”). Performance allocations from the other pooled investment vehicles are paid to the managing member of each such vehicle (together, the “Managing Members”). Each of the TCP Portfolio Managers receives periodic pro rata distributions of the profits of the Managing Members and the General Partner, based on his equity interests therein. Mr. Leitner does not currently have equity interests in the Managing Members. Mr. Tennenbaum receives all distributions from the Investment Manager, the Managing Members, and the General Partner through Tennenbaum & Co., LLC (“TCO”), which holds Mr. Tennenbaum’s equity interest in such entities. Mr. Tennenbaum is the managing member of TCO. Each of the TCP Portfolio Managers is also eligible for a discretionary bonus paid by the Investment Manager based on an assessment by the Investment Manager of the TCP Portfolio Manager’s relative contribution to the Investment Manager’s overall activities. TCO is reimbursed by the Investment Manager, the Registrant, and/or one or more of the Other TCP Accounts for the reasonable business use of a private aircraft. The Investment Manager pays a monthly rental fee to TCO for the use of certain personal property items.

Mr. Spencer is compensated by Babson for his services. His compensation package is comprised of a market-driven base salary, a performance-driven annual bonus, and discretionary long-term incentives. The performance-driven bonus is based on the performance of the Babson Accounts relative to appropriate benchmarks, including with respect to the Lehman Brothers Intermediate U.S. Credit and the S & P Industrial Index, in addition to the Russell 2000 Index and Lehman Brothers U.S. Corporate High Yield Index. Performance of the Babson Accounts are evaluated on a pre-tax basis, and are reviewed over one and three-year periods, with greater emphasis given to the latter. There are other factors that affect bonus awards to a lesser extent, such as client satisfaction, teamwork, the assets under management, and the overall success of Babson. Such factors are considered as a part of the overall annual bonus evaluation process by the management of Babson. Long-term incentives are designed to share with participants the longer-term value created in Babson. Long-term incentives may take the form of deferred cash awards (including deferred cash awards that provide Mr. Spencer with the economic equivalent of a “shareholder” interest in the firm by linking the value of the award to a formula which ties to the value of the business), and/or a deferred cash award or a direct profit sharing interest that results in Mr. Spencer receiving amounts based on the amount of the performance fee paid by such fund. These long-term incentives vest over time and are granted annually, based upon the same criteria used to determine the performance-driven annual bonus detailed above. Because Mr. Spencer is responsible for multiple accounts, he is compensated on the overall performance of the accounts that he manages, rather than a specific account, except for the portion of compensation relating to any performance fee award. Mr. Spencer also receives a percentage of the performance compensation Babson receives for its services to the registered investment companies that are managed by the Investment Manager and co-managed by Babson.

(a)  (4) The dollar range of equity securities in the Registrant beneficially owned by each of the Portfolio Managers at December 31, 2007 is as follows:

Mark K. Holdsworth	None
Michael E. Leitner	None
Howard M. Levkowitz	None
Richard E. Spencer II	None
Michael E. Tennenbaum	None

(b)  Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11. CONTROLS AND PROCEDURES.

(a)  The Registrant's Chief Executive Officer and Chief Financial Officer have evaluated the Registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported in a timely manner.

(b)  None.

ITEM 12. EXHIBITS.

(a)  (1) Code of Ethics referred to in Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)      (2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b)  Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Special Value Continuation Partners, LP

By: /s/ Hugh Steven Wilson
Name: Hugh Steven Wilson
Title: Chief Executive Officer
Date: March 10, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Hugh Steven Wilson
Name: Hugh Steven Wilson
Title: Chief Executive Officer
Date: March 10, 2008

By: /s/ Peyman S. Ardestani
Name: Peyman S. Ardestani
Title: Chief Financial Officer
Date: March 10, 2008